EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 18, 1995 included in Allwaste, Inc.'s Form 10-K for the year ended August 31, 1994 and to all references to our Firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP

HOUSTON, TEXAS
AUGUST 7, 1995